Exhibit 99.1

Marchex Announces First Quarter 2021 Results

SEATTLE – May 13, 2021-- Marchex, Inc. (NASDAQ: MCHX), a leading conversational analytics and solutions company that connects the voice of the customer to your business, today announced its financial results for the first quarter ended March 31, 2021.

Q1 2021 Financial Highlights1

•	GAAP revenue was $13.0 million for the first quarter of 2021, compared to $12.0 million for the first quarter of 2020.
•

Net loss from continuing operations was $5.3 million for the first quarter of 2021 or $0.12 per diluted share, compared to a net loss of $25.5 million or $0.54 per diluted share for the first quarter of 2020.

	Q1 2020	Q1 2021
GAAP Revenue	$12.0 million	$13.0 million
Non-GAAP Results[2]:
Adjusted EBITDA from continuing operations	($4.3) million	($3.0) million

•	Adjusted non-GAAP income (loss) per share[2] from continuing operations for the first quarter of 2021 was ($0.08), compared to ($0.07) for the first quarter of 2020.

[1]

The Company sold its interest in the Local Leads Platform, Call Marketplace and other assets not related to core conversational analytics and sales engagement solutions in October 2020. As a result, the financial results of these dispositions are presented as discontinued operations net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from revenue and all other results unless otherwise noted.

2Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

First Quarter and Recent Highlights

Following the company’s divestiture of its call marketplace business in the fourth quarter, Marchex is moving aggressively in 2021 to accelerate its conversation analytics and sales engagement product pipeline and related sales efforts.  Specifically, the company is launching new AI-driven products that solve an expanding array of industry specific use cases in verticals such as Auto, while expanding its people resources in key areas such as texting that it believes will support its growth opportunities and efforts.

Strategic Priorities and Growth Initiatives

Marchex’s focus on accelerating growth in 2021 is anticipated to be driven by:

•

New customer traction and existing customer expansion. In the first quarter of 2021, Marchex signed or onboarded more new customers across multiple product lines and verticals and had more upsells to existing customers than in any quarter during the prior year.

•	Expansion of market opportunities:

•

With the recent launch of Marchex Engage for Automotive, Marchex can now offer thousands of auto dealers advanced dealer-specific conversation analytics and sales engagement capabilities, opening up a new important channel for growth.

•	Marchex continues to broaden its text solution capabilities to include an expanding array of multi-channel customer use cases as interest and urgency with adopting text solutions continues to grow.

•	The company also intends to add additional sales channel partnerships and new technology platform integrations to further expand product reach and opportunity footprint throughout 2021.

•

Marchex believes the combination of its expanded opportunities in the Auto vertical, increased adoption of texting solutions, and its pipeline of opportunities in other core verticals such as Home Services, have it well positioned in 2021 to build momentum towards and it is anticipated deliver on its goals of achieving and extending double digit growth rates.

•	Conversation volume growth. In March 2021, Marchex saw customer conversation volumes sequentially increase to levels that approached March 2019 volumes. This progress continued in April 2021.

Accelerate Product Innovation

Marchex Engage for Automotive: Recently, Marchex released its dealer facing product: Marchex Engage for Automotive. Marchex Engage for Automotive is the company’s newest artificial intelligence-powered solution, developed specifically for automotive dealers. Marchex Engage for Automotive is an innovative conversation intelligence application that enables automotive sales teams to deliver better buying experiences and improve sales outcomes. It was developed to modernize dealer sales process and increase sales efficiency through a host of advanced solutions to deliver critical actionable insights for dealerships on the conversations their sales representatives are having every day across voice and text channels.

Technology Platform Integrations: Marchex is moving aggressively to complete the integration of its technology platforms into one product suite architecture in order to bring the power of more than 1 billion conversational data points into a single platform.  This platform will serve as the foundation for future innovation and also enable the company to simplify its product integrations and future upsell opportunities, as well as open new market opportunities.  This initiative is on track and is anticipated to deliver more than $2 million in annualized cost savings on a run rate basis by the end of 2021.

“In the first quarter, Marchex saw some early benefits from our increased organizational clarity and focus,” said Russell Horowitz, Executive Chairman and Co-CEO. “From continued product progress to early success adding new customers and growing existing ones, Marchex is just beginning to capitalize on the tremendous opportunity in conversational analytics and AI-driven sales engagement solutions.  We anticipate continued progress across all of our key initiatives throughout 2021, including new product innovation, growing sales with new and existing customers, and expanded strategic industry partnerships.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of May 13, 2021.

“During the first quarter of 2021, we saw positive developments in the key drivers of our business, including increases in existing customer conversation volumes and also important sales pipeline development. We are seeing this progress extend into the second quarter and assuming these trends continue, and there is an unwinding of the business impact from the pandemic, we believe second quarter revenue growth rates can sequentially accelerate from those achieved in the first quarter.  We also continue to believe we can achieve double-digit growth in the course of 2021, and that we can deliver progressive, sequential growth in revenue, profitability and customer wins.  As we launch new products and they begin to contribute, we continue to believe there is a potential path to reach break-even or better on an Adjusted EBITDA basis at some point during 2021,” said Leila Kirske, CFO.

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday May 13, 2021 to discuss its first quarter ended March 31, 2021 financial results and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location two hours after completion of the call.

About Marchex

Marchex understands the best customers are those who call your company - they convert faster, buy more, and churn less. Marchex provides solutions that help companies drive more calls, understand what happens on those calls, and convert more of those callers into customers. Our actionable intelligence strengthens the connection between companies and their customers, bridging the physical and digital world, to help brands maximize their marketing investments and operating efficiencies to acquire the best customers.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 13, 2021 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted OIBA, Adjusted EBITDA, and Adjusted non-GAAP income (loss) per share.

Adjusted OIBA from continuing operations represents income (loss) from operations, excluding (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and disposition related costs (benefit), (4) impairment of intangibles assets and goodwill from acquisitions and (5) foreign government assistance subsidies. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses as detailed above.

Adjusted EBITDA from continuing operations represents income (loss) from continuing operations before (1) interest, (2) income taxes, (3) depreciation, (4) stock-based compensation expense, (5) amortization of intangible assets from acquisitions, (6) acquisition and disposition related costs (benefit), (7) impairment of intangibles assets and goodwill from acquisitions, and (8) foreign government assistance subsidies. Marchex believes that Adjusted EBITDA is another alternative measure used by our management to understand and evaluate our core operating performance and trends, and that provides meaningful supplemental information regarding performance and evaluating liquidity to measure its ability to fund operations and its financing obligations. Financial analysts and investors may use Adjusted OIBA and Adjusted EBITDA to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP income (loss) per share from continuing operations represents Adjusted non-GAAP income (loss) from continuing operations divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs (benefit), and (3) amortization of intangible assets from acquisitions, and (4) impairment of intangibles assets and goodwill from acquisitions (5) interest income and other, net, (6) net income from discontinued operations, net of tax, and (7) estimated impact of income taxes. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2020	2021
Revenue	$12,008	$12,980
Expenses:
Service costs (1)	4,828	5,422
Sales and marketing (1)	4,170	3,637
Product development (1)	5,358	5,322
General and administrative (1)	3,453	2,620
Amortization of intangible assets from acquisitions	1,763	1,181
Acquisition and disposition-related costs (benefit)	(635)	45
Total operating expenses	18,937	18,227
Impairment of goodwill	(14,688)	—
Impairment of intangible assets from acquisitions	(4,959)	—
Loss from operations	(26,576)	(5,247)
Interest income (expense) and other, net	110	(12)
Loss before provision for income taxes	(26,466)	(5,259)
Income tax expense (benefit)	(943)	73
Net loss from continuing operations	(25,523)	(5,332)
Income from discontinued operations, net of tax	648	—
Net loss applicable to common stockholders	$(24,875)	$(5,332)

Basic and diluted net loss per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.54)	$(0.12)
Discontinued operations, net of tax	0.01	—
Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.53)	$(0.12)
Shares used to calculate basic net loss per share applicable to common stockholders
Class A	4,661	4,661
Class B	42,179	39,087
Shares used to calculate diluted net loss per share applicable to common stockholders:
Class A	4,661	4,661
Class B	46,840	43,748

(1) Includes stock-based compensation allocated as follows:
Service costs	$16	$8
Sales and marketing	261	229
Product development	81	97
General and administrative	604	410
Total	$962	$744

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	March 31,
	2020	2021
Assets
Current assets:
Cash and cash equivalents	$33,851	$28,169
Accounts receivable, net	6,331	6,869
Prepaid expenses and other current assets	2,160	2,514
Total current assets	42,342	37,552
Property and equipment, net	2,747	2,477
Right-of-use lease asset	3,744	3,358
Other assets, net	1,345	1,318
Goodwill	17,558	17,558
Intangible assets from acquisitions, net	9,196	8,015
Total assets	$76,932	$70,278
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,424	$1,737
Accrued benefits and payroll	5,975	5,139
Other accrued expenses and current liabilities	4,210	4,054
Deferred revenue and deposits	1,393	1,309
Lease liability current	1,827	1,807
Loan obligations, current	5,123	5,135
Total current liabilities	20,952	19,181
Deferred tax liabilities	156	223
Lease liability non-current	3,136	2,742
Total liabilities	24,244	22,146
Stockholders’ equity:
Class A common stock	49	49
Class B common stock	365	367
Additional paid-in capital	350,960	351,734
Accumulated deficit	(298,686)	(304,018)
Total stockholders’ equity	52,688	48,132
Total liabilities and stockholders’ equity	$76,932	$70,278

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Adjusted Operating Income (Loss) Before Amortization (OIBA) from Continuing Operations and Adjusted EBITDA from Continuing Operations

	Three Months Ended March 31,
	2020	2021
Loss from operations	$(26,576)	$(5,247)
Stock-based compensation	962	744
Amortization of intangible assets from acquisitions	1,763	1,181
Acquisition and disposition-related costs (benefit)	(635)	45
Impairment of goodwill	14,688	—
Impairment of intangible assets from acquisitions	4,959	—
Foreign government paycheck assistance and rent subsidies[1]	—	(151)
Adjusted OIBA from continuing operations	$(4,839)	$(3,428)
Depreciation and amortization	506	427
Adjusted EBITDA from continuing operations	$(4,333)	$(3,001)

[1]	Includes pandemic related wage and rent relief subsidies, recognized as a reduction of wages or rent during the period received.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss from Continuing Operations per Share

	Three Months Ended March 31,
	2020	2021
Adjusted Non-GAAP loss per share	$(0.07)	$(0.08)

Net loss per share applicable to common stockholders - diluted (GAAP loss per share)	$(0.53)	$(0.12)
Shares used to calculate diluted net loss per share applicable to common stockholders	46,840	43,748

Net loss applicable to common stockholders	$(24,875)	$(5,332)
Stock-based compensation	962	744
Acquisition and disposition-related costs (benefit)	(635)	45
Amortization of intangible assets from acquisitions	1,763	1,181
Impairment of goodwill	14,688	—
Impairment of intangible assets from acquisitions	4,959	—
Interest income and other, net	(110)	12
Income from discontinued operations, net of tax	(648)	—
Estimated impact of income taxes	691	—
Adjusted Non-GAAP loss from continuing operations	$(3,205)	$(3,350)
Adjusted Non-GAAP loss from continuing operations per share	$(0.07)	$(0.08)

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss from continuing operations per share	46,840	43,748

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) from continuing operations per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands, except per share amounts)

(unaudited)

Reconciliation of GAAP Loss from Continuing Operations to Non-GAAP Loss from Continuing Operations excluding Impairment of Goodwill and Intangible Assets

	Three Months Ended March 31,
	2020	2021
Loss from continuing operations (GAAP)	$(25,523)	$(5,332)
Impairment of goodwill	14,688	—
Impairment of intangible assets from acquisitions	4,959	—
Loss from continuing operations excluding impairment of goodwill and intangible assets (Non-GAAP)	$(5,876)	$(5,332)

Loss from continuing operations applicable to common stockholders - diluted (GAAP loss per share)	$(0.54)	$(0.12)
Impairment of goodwill per diluted share	0.31	—
Impairment of intangible assets from acquisitions per diluted share	0.11	—
Loss from continuing operations excluding impairment of goodwill and intangible assets per diluted share (Non-GAAP)	$(0.12)	$(0.12)

Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and diluted net loss excluding impairment of goodwill and intangible assets (Non-GAAP)	46,840	43,748

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Loss from Operations to Adjusted OIBA from Continuing Operations and Adjusted EBITDA from Continuing Operations

	Three Months Ended March 31
	2020	2021
Revenue	$12,008	$12,980
Service costs	(4,828)	(5,422)
Sales and marketing	(4,170)	(3,637)
Product development	(5,358)	(5,322)
General and administrative	(3,453)	(2,620)
Amortization of intangible assets from acquisitions	(1,763)	(1,181)
Acquisition and disposition related (costs) benefit	635	(45)
Impairment of goodwill	(14,688)	—
Impairment of intangible assets from acquisitions	(4,959)	—
Loss from operations	(26,576)	(5,247)
Stock-based compensation	962	744
Amortization of intangible assets from acquisitions	1,763	1,181
Acquisition and disposition related costs (benefit)	(635)	45
Impairment of goodwill	14,688	—
Impairment of intangible assets from acquisitions	4,959	—
Foreign government paycheck assistance and rent subsidies[1]	—	(151)
Adjusted OIBA from continuing operations	(4,839)	(3,428)
Depreciation and amortization	506	427

Adjusted EBITDA from continuing operations	$(4,333)	$(3,001)

[1]	Includes pandemic related wage and rent relief subsidies, recognized as a reduction of wages or rent during the period received.